Exhibit 99.1


ICC Announces Fourth Quarter and Fiscal 2004 Financial Results
--------------------------------------------------------------------------------



PRESS RELEASE




ICC Announces Fourth Quarter and Fiscal 2004 Financial Results

NEW YORK - October 29, 2004 - Internet Commerce Corporation (ICC) (NasdaqSC:
ICCA), a pioneer in the use of the Internet for business-to-business (B2B) e-commerce solutions, today announced financial results for its fourth quarter and fiscal year ended July 31, 2004.

Thomas J. Stallings, Chief Executive Officer of ICC, commented, "Our fiscal 2004 fourth quarter performance was below expectations; however, significant one-time expenses of approximately $300,000 adversely affected our financial results. EBITDA for the fourth quarter of fiscal 2004 was a loss of $291,000, after adjusting for those one-time charges. As a result of this adjustment, the EBITDA loss for the fiscal fourth quarter decreased 50% from the year ago period. With the additional revenue contribution from the acquisition of Electronic Commerce Systems, Inc., which closed in June 2004, we have significantly increased revenue in July, August and September of 2004 and continue to show improvement in our gross margin percentage. These improvements will help us achieve our goal of generating positive cash flow from operations."

Consolidated Three-Month Results

      o The net loss decreased by 46.5% to $1.1 million, or $0.06 per diluted share, in the fourth quarter of fiscal 2004 from a net loss of $2.1 million, or $0.16 per diluted share, in the fourth quarter of fiscal 2003.
      o Consolidated revenue for the fourth quarter of fiscal 2004 decreased 4.8% to $3.0 million from $3.1 million in the year ago period.
      o Gross margin percentage for the fourth quarter of fiscal 2004 improved to 46.7% from 38.5% in the fourth quarter of last year.

Consolidated Three-Month Results - Adjusted - EBITDA is earnings before net interest and investment income, income taxes, depreciation, amortization, impairment charges and non-cash charges for stock-based compensation. Adjusted gross margin represents gross margin less depreciation, amortization and impairment charges. Refer to the Supplemental Financial Data set forth below for a reconciliation of net income to EBITDA and gross margin to adjusted gross margin.

      o EBITDA for the fourth quarter of fiscal 2004 was a loss of $591,000, an increase of 2.2% from a loss of $578,000 in the year ago period.
      o Adjusted gross margin percentage for the fourth quarter of fiscal 2004 improved to 56.4% from 47.7% in the fourth quarter last year.

Segment Three-Month Results

      o ICC.NET revenue, which represented 82% of consolidated revenue compared to 91% in the year ago period, decreased 13.5% to $2.43 million in the fourth quarter ended July 31, 2004 from $2.8 in the fourth quarter ended July 31, 2003. VAN Services revenue increased 1.6% to $2.3 million from $2.3 million and gross margin percentage improved to 61.5% from 59.2% from the year ago period. Adjusted gross margin percentage for VAN Services improved to 62.3% from 60.7% in the year ago period. EDI educational services and seminars were discontinued in February 2004.

      o Service Bureau revenue, representing 18% of consolidated revenue in the fourth quarter of fiscal 2004 compared to 9% of consolidated revenue in the year ago period, increased 79% to $521,000 from $291,000 in the year ago period. The acquisition of Electronic Commerce Systems, Inc. was completed in June 2004.

ICC Announces Fourth Quarter and Fiscal 2004 Financial Results


Consolidated Fiscal Year Results

      o The net loss decreased by 31.9% to $4.1 million, or $0.30 per diluted share, in the fiscal year ended July 31, 2004, from a net loss of $6.0 million, or $0.53 per diluted share, in the prior year.
      o Consolidated revenue for the fiscal year ended July 31, 2004 decreased 3.2% to $11.7 million from $12.1 million in the prior year.
      o Gross margin percentage for the fiscal year ended July 31, 2004 improved to 42.1% from 33.6% in the prior year.

Consolidated Fiscal Year - Adjusted

      o EBITDA for the fiscal year ended July 31, 2004 improved 25.8% to a loss of $1.8 million from a loss of $2.4 million in the prior year.

      o Adjusted gross margin percentage for the fiscal year ended July 31, 2004 improved to 52.2% from 46.2% in the prior year.

Segment Fiscal Year Results

      o ICC.NET revenue, representing 88% of consolidated revenue, decreased 3% to $10.3 million from $10.6 million in fiscal year ended July 31, 2004 from the fiscal year prior. VAN Services revenue increased 9.3% to $9.07 million from $8.3 million and gross margin percentage improved to 60.6% from 54.9% in fiscal year ended July 31, 2004 from the prior fiscal year. Adjusted gross margin percentage for VAN Services for the fiscal year ended July 31, 2004 improved to 61.7% from 56.6% in the prior year. EDI educational services and seminars were discontinued in February 2004.

      o Service Bureau revenue, representing 12% of consolidated revenue, decreased 3.7% to $1.4 million from $1.5 million in fiscal year ended July 31, 2004 from the fiscal year prior. The acquisition of Electronic Commerce Systems, Inc. was completed in June 2004.

ICC will post its supplemental financial information on its website, www.icc.net, in the afternoon of November 1, 2004.

About Internet Commerce Corporation

Internet Commerce Corporation (ICC), headquartered in New York, is a pioneer in the use of the Internet for business-to-business (B2B) e-commerce solutions. Thousand of customers rely on ICC's comprehensive line of solutions, in-depth expertise, and unmatched customer service to help balance cost, fit, and function required to meet unique requirements for trading partner compliance, coordination, and collaboration. With its software solutions, network services, hosted web applications, managed services, and consulting services, ICC is the trusted provider of B2B solutions for businesses, regardless of size and level of technical sophistication, to connect with their trading communities. For more information, visit www.icc.net.

Except for the historical information contained herein, this press release includes forward looking statements which are subject to a number of risks and uncertainties, including the risks and uncertainties associated with rapidly changing technologies such as the Internet, the risks of technology development and the risks of competition. Actual results could differ materially. For more information about these risks and uncertainties, see the SEC filings of Internet Commerce Corporation. CONTACT: Victor Bjorge, 212.271.7618, victor@icc.net


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

ICC Announces Fourth Quarter and Fiscal 2004 Financial Results


INTERNET COMMERCE CORPORATION

Consolidated Statements of Operations and Comprehensive Loss (unaudited) (in thousands, except for share and per share amounts)


                                                                         Three Months Ended            Twelve Months Ended
                                                                              July 31,                       July 31,
                                                                    ----------------------------    ----------------------------
                                                                        2004            2003            2004           2003
                                                                    ------------    ------------    ------------    ------------
Revenues:
   Services                                                         $      2,953    $      3,102    $     11,705    $     12,083
                                                                    ------------    ------------    ------------    ------------
       Total revenues                                                      2,953           3,102          11,705          12,083
                                                                    ------------    ------------    ------------    ------------

Expenses:
   Cost of services (excluding non-cash compensation
     of $4 and $39 for the three months and twelve
     months ended July 31, 2004, respectively)                             1,564           1,894           6,736           7,622
   Impairment of software inventory                                         --              --              --               248
   Impairment of capitalized software development
     costs                                                                  --                15              45             148
   Product development and enhancement (excluding
     non-cash compensation of  $8 and $126 for the
     three months and twelve months ended July 31, 2004,
     respectively)                                                           267             282             954           1,111
   Selling and marketing (excluding non-cash compensation
     of $2 and $94 for the three months and twelve
     months ended July 31, 2004, respectively)                               699             714           3,070           3,035
   General and administrative (excluding non-cash compensation of $149 and $542 for the three and twelve months ended
     July 31, 2004, respectively and of $57 and $139 for the
     three and twelve months ended July 31, 2003 respectively.)            1,362           1,205           4,206           4,439
   Non-cash charges for stock-based compensation and services                163              57             801             139
   Impairment of goodwill                                                   --               982            --               982
                                                                    ------------    ------------    ------------    ------------

                                                                           4,055           5,149          15,812          17,724
                                                                    ------------    ------------    ------------    ------------
   Operating loss                                                         (1,102)         (2,047)         (4,107)         (5,641)
                                                                    ------------    ------------    ------------    ------------

Other income and (expense):
   Interest and investment income                                           --                 3               3              13
   Investment gain (loss)                                                   --              --                68             (19)
   Interest expense                                                           (2)            (18)            (51)            (39)
   Impairment of marketable securities                                      --              --              --              (318)
                                                                    ------------    ------------    ------------    ------------
                                                                              (2)            (15)             20            (363)
                                                                    ------------    ------------    ------------    ------------
Net loss                                                            $     (1,104)   $     (2,062)   $     (4,087)   $     (6,004)

Dividends on preferred stock                                                (101)           (101)           (401)           (400)
Beneficial conversion feature related to series D
  preferred stock                                                           --              --              --              (107)
                                                                    ------------    ------------    ------------    ------------

Loss attributable to common stockholders                            $     (1,205)   $     (2,163)   $     (4,488)   $     (6,511)
                                                                    ============    ============    ============    ============

Basic and diluted loss per common share                             $      (0.06)   $      (0.16)   $      (0.30)   $      (0.53)
                                                                    ============    ============    ============    ============

Weighted average number of common shares outstanding -
   basic and diluted                                                  17,928,601      13,765,885      15,025,524      12,303,367
                                                                    ============    ============    ============    ============


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

ICC Announces Fourth Quarter and Fiscal 2004 Financial Results


INTERNET COMMERCE CORPORATION

Consolidated Balance Sheets (unaudited)
(in thousands)


                                                                      July 31,          July 31,
                                                                       2004               2003
                                                                     ----------        --------
                                                                    (unaudited)
ASSETS
Current assets:
   Cash and cash equivalents                                         $  3,790          $  2,283
   Marketable securities                                                 --                  92
   Accounts receivable, net of allowance for
     doubtful accounts of $309 and $220, respectively                   2,154             1,733
   Prepaid expenses and other current assets                              245               296
                                                                     --------          --------
       Total current assets                                             6,189             4,404

Restricted cash                                                           108               128
Property and equipment, net                                               296               557
Software development costs, net                                            18               128
Goodwill                                                                2,539             1,212
Other intangible assets, net                                            2,265             2,151
Other assets                                                               14                18
                                                                     --------          --------
       Total assets                                                  $ 11,429          $  8,598
                                                                     ========          ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                  $    524          $    918
   Accrued expenses                                                     1,004             1,179
   Accrued dividends - preferred stock                                    233               232
   Deferred revenue                                                       133                97
   Capital lease obligation                                                52               148
   Other current liabilities                                               45               130
                                                                     --------          --------
          Total current liabilities                                     1,991             2,704

Capital lease obligation - less current portion                             4                46
Other non-current liabilities                                            --                   8
                                                                     --------          --------
          Total liabilities                                             1,995             2,758
                                                                     --------          --------

Commitments and contingencies                                               -                 -

Stockholders' Equity:
Preferred stock                                                             *                 *
Common stock                                                              191               138
Additional paid-in capital                                             95,143            87,489
Accumulated deficit                                                   (85,900)          (81,813)
Accumulated other comprehensive income (loss)                            --                  26
                                                                     --------          --------
          Total stockholders' equity                                    9,434             5,840
                                                                     --------          --------

          Total liabilities and stockholders' equity                 $ 11,429          $  8,598
                                                                     ========          ========

* less than 1,000


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

ICC Announces Fourth Quarter and Fiscal 2004 Financial Results


INTERNET COMMERCE CORPORATION
Supplemental Financial Data


Reconciliation of Net Income to EBITDA - Consolidated

                                                    Three            Three           Twelve             Twelve
                                                 Months Ended     Months Ended     Months Ended      Months Ended
(in thousands)                                   July 31, 2004   July 31, 2003J    July 31, 2004     July 31, 2003
------------------------------------------------------------------------------------------------------------------
Net loss                                          $(1,104)          $(2,062)          $(4,087)          $(6,004)
Less: Net interest and investment
  (income) expense                                      2                15               (20)               45
      Impairment of marketable securities            --                --                --                 318
      Depreciation and amortization                   348               415             1,445             1,678
      Impairment of software inventory               --                --                --                 248
      Impairment of capitalized software             --                  15                45               148
      Non-cash chargesfor stock-based
        compensation                                  163                57               801               139
      Impairment of goodwill                         --                 982              --                 982
                                                  -------------------------------------------------------------
EBITDA loss                                       $  (591)          $  (578)          $(1,816)          $(2,446)
                                                  =============================================================


Reconciliation of Net Income to EBITDA -
ICC.NET, VAN Services Only
                                                    Three            Three           Twelve             Twelve
                                                 Months Ended     Months Ended     Months Ended      Months Ended
(in thousands)                                   July 31, 2004   July 31, 2003     July 31, 2004     July 31, 2003
------------------------------------------------------------------------------------------------------------------
Net loss                                          $  (681)          $  (493)          $(2,264)          $(2,783)
Less: Net interest and investment
  (income) expense                                      1                 4               (28)               21
      Impairment of marketable securities            --                --                --                 318
      Depreciation and amortization                    59                84               317               387
      Non-cash charges for stock-based
        compensation                                  163                57               801               139
                                                  -------------------------------------------------------------
EBITDA loss                                       $  (458)          $  (348)          $(1,174)          $(1,918)
                                                  =============================================================




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

ICC Announces Fourth Quarter and Fiscal 2004 Financial Results


INTERNET COMMERCE CORPORATION
Supplemental Financial Data


Reconciliation of Gross Margin to
Adjusted Gross Margin - Consolidated                      Three            Three              Twelve          Twelve
                                                      Months Ended      Months Ended       Months Ended     Months Ended
(in thousands)                                        July 31, 2004    July 31, 2003      July 31, 2004    July 31, 2003
-------------------------------------------------------------------------------------------------------------------------
Revenue                                                  $ 2,953           $ 3,102           $11,705           $12,083
Cost of services                                           1,575             1,909             6,781             8,018
                                                         ---------------------------------------------------------------

Gross margin                                             $ 1,378           $ 1,193           $ 4,924           $ 4,065
                                                         ===============================================================

Gross margin %                                              46.7%             38.5%             42.1%             33.6%

Cost of services                                         $ 1,575           $ 1,909           $ 6,781           $ 8,018

Less:  Depreciation and amortization                         288               273             1,144             1,124
       Impairment of software inventory                     --                --                --                 248
       Impairment of capitalized software                   --                  15                45               148
                                                         ---------------------------------------------------------------

Adjusted cost of services                                $ 1,287           $ 1,621             5,592             6,498
                                                         ---------------------------------------------------------------

Adjusted gross margin                                    $ 1,666           $ 1,481           $ 6,113           $ 5,585
                                                         ===============================================================

Adjusted gross margin %                                     56.4%             47.7%             52.2%             46.2%


Reconciliation of Gross Margin to
Adjusted Gross Margin - ICC.NET, VAN                       Three             Three           Twelve             Twelve
Services Only                                          Months Ended       Months Ended     Months Ended      Months Ended
(in thousands)                                         July 31, 2004    July 31, 2003     July 31, 2004     July 31, 2003
-------------------------------------------------------------------------------------------------------------------------
Revenue                                                  $ 2,293           $ 2,257           $ 9,065           $ 8,296
Cost of services                                             882               920             3,568             3,744
                                                         ---------------------------------------------------------------
Gross margin                                             $ 1,411           $ 1,337           $ 5,497           $ 4,552
                                                         ===============================================================

Gross margin %                                              61.5%             59.2%             60.6%             54.9%

Cost of services                                         $   882           $   920           $ 3,568           $ 3,744
Less:  Depreciation                                           18                33                99               141
                                                         ---------------------------------------------------------------
Adjusted cost of services                                    864               887             3,469             3,603
                                                         ---------------------------------------------------------------

Adjusted gross margin                                    $ 1,429           $ 1,370           $ 5,596           $ 4,693
                                                         ===============================================================
Adjusted gross margin %                                     62.3%             60.7%             61.7%             56.6%




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